RIGHTS OFFERING AGREEMENT

RIGHTS OFFERING AGREEMENT, dated as of May 16, 2000 (this "Agreement"), by and among Telefonica, S.A., a company organized under the laws of the Kingdom of Spain ("Telefonica"), Terra Networks, S.A., a company organized under the laws of the Kingdom of Spain ("Terra"), and Lycos, Inc., a Delaware corporation ("Lycos").

                             W I T N E S S E T H :

          WHEREAS, Terra and Lycos have entered into an Agreement and Plan of Reorganization dated as of the date hereof, pursuant to which Lycos will become a wholly owned subsidiary of Terra (the "Reorganization Agreement"; capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Reorganization Agreement);

          WHEREAS, in connection with the Reorganization Agreement, Terra (the "Terra Board") has agreed to consummate a rights offering (the "Rights Offering") of shares of common stock ("Subscription Stock") equal to an aggregate value, including a par value plus premium to be paid in by the subscribers, of 2.2 billion Euros (the "Subscription Amount");

          WHEREAS, Telefonica wishes to support Terra's business prospects and join other Terra shareholders in a common vision for Terra's success.

          NOW THEREFORE, in consideration of the above-referenced recitals, and other good and valuable consideration, the receipt and adequacy of which is hereby conclusively acknowledged, the parties hereto intending to be legally bound, agree as follows:

1.   Rights Offering.

     (a) As soon as reasonably practicable after the date of this Agreement, the Board of Directors of Terra will call a meeting of the Terra shareholders ("Terra Shareholders") as soon as practicable to seek their approval to delegate to the Board of Directors the power to effectuate the Rights Offering in an amount equal to the Subscription Amount, in accordance with the Spanish Corporation Law of 1989 (Texto Refundido de la Ley de Sociedades Anonimas). The Terra Shareholders shall agree that necessary terms and conditions, including in order to permit Telefonica to subscribe to the shares of the Subscription Stock in accordance with Section 2 below, shall be determined by the Board of Directors or the Delegated Committee of the Board of Directors (the "Committee") at a meeting of such Board or Committee to be held in order to carry out the Rights Offering. The per share subscription price shall be the closing price per share of the Terra Capital Stock on the Spanish Continuous Market Exchange (Systema de Interconexion Bursatil- Mercado Continuo) ("SCME") on May 16, 2000. The Rights Offering shall be effective, available for subscription, completed and the proceeds therefrom received by Terra at least ten full SCME trading days prior to the period during which the Terra Average Price is to be calculated pursuant to the terms of the Reorganization Agreement.


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     (b)  As soon as practicable following the date of this Agreement, Terra shall (i) prepare and file with the CNMV a relevant fact disclosure (hecho relevante), (ii) prepare and arrange to have a prior notice to the CMNV outlining the proposed transaction (comunicacion previa) and have registered with and verified by the CMNV a prospectus (folleto), and (iii) prepare and file with the U.S. Securities and Exchange Commission a registration statement on Form F-1 (the "Registration Statement"), if necessary, relating to the Rights Offering. Terra shall use its reasonable best efforts to have such prospectus registered, and the Registration Statement, if required, filed with and declared effective, by the relevant securities authorities as promptly as practicable after such filings. Terra shall also use its reasonable best efforts to (i) obtain all necessary state securities law or "Blue Sky" permits and approvals required to carry out the Rights Offering, (ii) make the filings with and obtain the authorization of the listing of Terra Shares on the Spanish Stock Exchange and the verification by the NSEC and the Managing Companies of the Spanish Stock Exchanges and (iii) make the filing with and obtain the approval of the Nasdaq National Market to authorize the quotation of the ADSs.

2.   Telefonica Commitment.

     Subject to the terms and conditions of this Agreement, Telefonica agrees that it shall subscribe for all of the shares of the Subscription Stock not subscribed for by other shareholders of Terra in the Rights Offering; provided, however, that in no event shall Telefonica be required to subscribe for in excess of the entire Subscription Amount in connection with the Rights Offering.

3. Voting of Terra Shares. Telefonica agrees that it shall vote all of its Terra Shares, which Telefonica represents to constitute approximately 66.6% of the outstanding Terra Shares (all such shares, as they may be adjusted as a result of any stock split, stock dividend, reclassification, merger, reorganization, recapitalization or other change in the capital structure of Terra, as well as any Terra Shares acquired after the date hereof and prior to the meeting at which a vote of the Terra Shareholders is held in respect of the matters contemplated hereby or by the Reorganization Agreement, the "Subject Shares"), in favor of the matters to be voted upon by the holders of Terra Shares pursuant to the transaction contemplated hereby and by the Reorganization Agreement. Telefonica agrees that it shall vote all such Terra Shares against any matter upon which the Terra Shareholders are asked to vote involving any amendment of the Terra Articles or the Terra By-Laws or any proposals or transactions involving Terra or its Subsidiaries that, in any such case, would prevent or materially delay consummation of the transactions contemplated hereby or by the Reorganization Agreement or change in any manner the voting rights of any class of capital stock of Terra.

4. Purchase and Sale of Subject Shares. Telefonica and Terra each hereby agrees that it will not, and that it shall use its reasonable best efforts to cause its "affiliates" and "associates" (as such terms are defined under Rule 12b-2 promulgated under the Exchange Act ) not to, purchase or agree to purchase any additional Terra Shares, any securities convertible into or exchangeable for Terra Shares or any options, warrants or other rights to acquire Terra Shares during the period during which the Terra Average Price is to be calculated pursuant to the terms of the Reorganization Agreement and that it will not, during such period, publicly announce any intention to purchase any Terra Shares (other than pursuant to the Rights Offering). Telefonica further agrees that it shall not sell, transfer, pledge, assign or otherwise dispose of (collectively, "Transfer") or enter into any


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contract, option or other arrangement with respect to the Transfer of, or the creation or offer of any derivative security in respect of, the Subject Shares to any person or commit or agree, or announce an intention to, take any of the foregoing actions.

5. Representations and Warranties. Telefonica represents and warrants (with respect to the representations and warranties regarding Telefonica only) to Lycos, Terra represents and warrants (with respect to the representations and warranties regarding Terra only) to Lycos and Lycos represents and warrants (with respect to the representations and warranties regarding Lycos only) to Telefonica and Terra:

     (a) It has full corporate power and authority to execute and deliver this Agreement and the Reorganization Agreement (if it is a party thereto) and has full corporate power and authority to consummate the transactions contemplated hereby and thereby (if it is a party thereto); the execution and delivery of this Agreement and the Reorganization Agreement (if it is a party thereto) and the consummation of the transactions contemplated hereby and thereby (if it is a party thereto) have been duly and validly approved by its Board of Directors (or, in the case of Telefonica, the Chairman of the Board of Telefonica under the authorization granted by the Executive Committee of the Board of Telefonica); this Agreement and the Reorganization Agreement (if it is a party thereto) has been duly and validly executed and delivered by it and (assuming due authorization, execution and delivery by the other party or parties thereto) constitutes valid and binding obligation(s) of it, enforceable against it in accordance with its (or their) terms; neither the execution and delivery of this Agreement or the Reorganization Agreement (if it is a party thereto) by it nor the consummation by it of the transactions contemplated hereby or thereby (if it is a party thereto), nor compliance by it with any of the terms or provisions hereof, will violate any provision of its certificate of incorporation, articles of incorporation, by-laws or other similar documents or violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to it or any of its properties or assets; and no consents or approvals of or filings or registrations with any court, administrative agency or commission or other governmental or regulatory authority or instrumentality ("Governmental Authority"), or of or with any third party, are necessary in connection with the execution and delivery by it of this Agreement or the Reorganization Agreement (if it is a party thereto) and the consummation by it of the transactions contemplated hereby or thereby (if it is a party thereto) and compliance by it with any of the provisions hereof or thereof (if it is a party thereto), other than those the failure of which to obtain or make would not reasonably be expected to prevent or materially delay the transactions contemplated hereby and other than the approvals, filings, notices and registrations referred to in Section 1 and in the Reorganization Agreement.

    (b) Telefonica represents and warrants to Lycos that Telefonica owns, directly or indirectly, all of the Subject Shares, free and clear of any liens, pledges, charges, encumbrances and security interests whatsoever. Telefonica represents and warrants to Lycos that Telefonica does not own (of record or beneficially) any options, warrants, rights or other similar instruments to acquire any capital stock or other voting securities of Terra. Telefonica has the sole right to vote and Transfer the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restrictions with respect to the voting or Transfer of the Subject Shares, except pursuant to this Agreement. Telefonica hereby agrees that at all times prior to and including the date of Terra Shareholder Meeting, it shall continue to own and have the right to vote no less than the number and kind of Terra Shares held as of the date hereof. To the extent inconsistent

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with the provisions of this Agreement, Telefonica hereby represents that any proxies heretofore given in respect of the Subject Shares are not irrevocable and that it hereby revokes any and all previous proxies given by it with respect to the Subject Shares or any other voting securities of Terra. Telefonica hereby agrees that it shall not, directly or indirectly, grant any proxies or powers of attorney with respect to the Subject Shares or any other voting securities of Terra with respect to any matter that would prevent or materially delay Telefonica from complying with its obligations set forth in this Agreement. The parties understand and agree that the representations and warranties contained in this Section 5(b) regarding the Subject Shares do not relate to any Subject Shares acquired after the date hereof.

6.   General Provisions.

     (a) This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     (b) This Agreement, together with the Reorganization Agreement (if a party thereto) (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     (c) This Agreement shall be governed and construed in accordance with the laws of the Kingdom of Spain, without regard to any applicable conflicts of law principles.

     (d) Except as otherwise required by applicable law or the rules of the NASDAQ and Spanish Stock Exchange authorities (in which cases the party proposing to make any disclosure shall provide reasonable notice to the other party prior to making the proposed disclosure), none of the parties shall, or shall permit any of its subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the consent of Terra and Telefonica, in the case of a proposed announcement or statement by Lycos, or Lycos, in the case of a proposed announcement or statement by Terra or Telefonica, which consent shall not be unreasonably withheld.

    (e) This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by Lycos and Telefonica. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

   (f) This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation in the case of any corporate party hereto any corporate successor by merger or otherwise, and in the case of any individual party hereto any trustee, executor, heir, legatee or personal representative succeeding to the ownership of the Subject Shares or other

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securities subject to this Agreement. Notwithstanding any transfer of Subject
Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

     (g) If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law, provided that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

     (h) The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     (i) This Agreement is not intended to be for the benefit of and shall not be enforceable by any person or entity who or which is not a party hereto.

     (j) Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

     (k) Each of Telefonica, Terra and Lycos irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by another party hereto or its successors or assigns may be brought and determined in any Delaware state court or Federal court sitting in the State of Delaware, and each of Telefonica and Lycos hereby (x) irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive personal jurisdiction of the aforesaid courts in the event any dispute arises out of this Agreement or any transaction contemplated hereby, (y) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (z) agrees that it will not bring any action relating to this Agreement or any transaction contemplated hereby in any court other than any Delaware state or Federal court sitting in the State of Delaware. Any service of process to be made in such action or proceeding may be made by delivery of process in accordance with the notice provisions contained in
Section 6(k). Each of Telefonica, Terra and Lycos hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) the defense of sovereign immunity, (b) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 6(k), (c) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such


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courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (d) to the fullest extent permitted by applicable law that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

     (l) Telefonica hereby appoints National Registered Agents, Inc., with offices on the date hereof at 9 East Loockerman Street in the City of Dover, County of Kent, State of Delaware, and with offices on the date hereof at 440 Ninth Avenue, Fifth Floor, in the City of New York, County of New York, State of New York, as its authorized agent (the "Authorized Agent"), upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or any transaction contemplated by this Agreement that may be instituted in any court described in Section 6(k). Telefonica agrees to take any and all reasonable action, including the filing of any and all documents, that may be necessary to establish and continue such appointment in full force and effect as aforesaid. Telefonica agrees that service of process upon the Authorized Agent shall be, in every respect, effective service of process upon Telefonica.

     (m) Subject to the terms and conditions of this Agreement, the parties hereto each agree to use its reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of transactions contemplated hereby and by the Reorganization Agreement (if a party thereto) including, without limitation, using its reasonable best efforts to obtain (and cooperating with the other party hereto to obtain) any consent, authorization, order or approval of, or any exemption by, any Governmental Authority (as defined in Section 5(a)) and any other third party that is required to be obtained by any of the parties hereto in connection with the transactions contemplated by this Agreement and by the Reorganization Agreement (if a party thereto).

     (n) All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         if to Lycos, to:

                         Lycos, Inc.
                         400-2 Totten Pond Road
                         Waltham, MA 02451-2000
                         Facsimile No.: 781-370-2600
                         Attn.: Edward M. Philip

                  With a copy to:

                         Cravath, Swaine & Moore
                         Worldwide Plaza
                         825 Eighth Avenue


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                         New York, NY  10019
                         Facsimile No.:  212-474-3700
                         Attn:  Robert A. Kindler, Esq.
                         Faiza J. Saeed, Esq.

                  and

         if to Tiger, to:

                         Tiger, S.A.
                         Via de las Dos Castillas
                         33, Complejo Atica, Edeficial
                         Pozuelo de Alarcon
                         28223 Madrid
                         Spain
                         Facsimile No.:  011-34-91-452-3144
                         Attention:  Antonio de Esteban

                  With a copy to:

                         Wachtell, Lipton, Rosen & Katz
                         51 West 52nd St.
                         New York, NY
                         Facsimile:  212-403-2000
                         Attention:  Craig M. Wasserman, Esq.


                  and a copy to:

                         Greenberg Traurig, LLP
                         The MetLife Building
                         200 Park Avenue
                         New York, NY 10166
                         Facsimile No.: (212) 801-6400
                         Attn: Clifford E. Neimeth, Esq.

     (o) It is a condition precedent to the effectiveness of this Agreement that the Reorganization Agreement shall have been executed and delivered by each of the parties thereto and be in full force and effect. In the event the Reorganization Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its or his obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


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                                             TELEFONICA, S.A.

                                             By: /s/ Juan Villalonga
                                                 --------------------------
                                                 Name:  Juan Villalonga
                                                 Title: Chief Executive Officer


                                             TERRA NETWORKS, S.A.

                                             By: /s/ Abel Linares
                                                 -------------------------
                                                 Name:  Abel Linares
                                                 Title: Chief Executive Officer


                                             LYCOS, INC.

                                             By: /s/ Robert J. Davis
                                                 -------------------------
                                                 Name:  Robert J. Davis
                                                 Title: Chief Executive Officer




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